UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2021

Date of reporting period:  September 30, 2020

Item 1. Reports to Stockholders.

Semi-Annual Report

September 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically through the Fund’s website.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held within the fund complex and may apply to all funds held through your financial intermediary.

AASGARD SMALL & MID-CAP FUND
September 30, 2020

Dear Fellow Shareholders:

Results

The Aasgard Small & Mid-Cap Fund (“AADGX” or the “Fund”) ended the semi-annual fiscal period from March 31, 2020 to September 30, 2020 up 29.46% on a net-of-fees basis.  The Fund slightly under-performed the 29.99% return of its benchmark, the S&P MidCap 400® Index (the “Index”).  Year-to-Date the Fund has outperformed the benchmark, down -5.74% vs. -8.62% for the Index. Despite the recession the market has rebounded dramatically on the back of unprecedented fiscal and monetary stimulus.  The market’s dramatic decline in February and March of 2020 tested and demonstrated the efficacy of our strategy.  Our strategy is broadly diversified across industries, owns companies that exhibit stable earnings growth, strong balance sheets, and consistently rising dividend payments relative, to their peers.  The strategy has shown positive returns since inception and downside protection in major sell-offs.  The Fund’s investment strategy continues to perform to expectations.

Portfolio Activity

We made a significant rebalance of holdings in late April.  Many portfolio names lost significant value during the sell-off.  Our goal was to harvest tax losses and reposition the portfolio for the expected recession.  We added some names like Best Buy, Clorox, and Domino’s Pizza, that we believe would be better insulated from the stay-at-home orders imposed in most states.  In total, 15 companies were replaced.

No significant portfolio changes occurred in May or June.

In July we sold four positions and purchased four replacements.  The banking and insurance industries have declined dramatically with the recession and repression of interest rates by the Federal Reserve.  We sold Cincinnati Financial, KeyCorp, Reinsurance Group of America, and Synchrony Financial, realizing taxable losses on each.  They were replaced by Arthur J. Gallagher, Brown & Brown, CoreSite Realty Corp., and Nasdaq Inc.  We reduced our overall Financial sector exposure by purchasing CoreSite, a data center REIT.  This trade rebalances the fund sector exposure to be closer to the sector weights of the Index post the market crash.  Within the financial sector our positioning shifted from insurance companies and banks to insurance brokers and capital markets.  We believe this shift will be advantageous during this time of suppressed interest rates.

We made no portfolio changes in August or September.

Performance Attribution & Divergence from the Index:

By design, the Fund is sector neutral to the Index.  The sector allocation of the Fund is not meaningfully different from the Index at this time.  The universe of

AASGARD SMALL & MID-CAP FUND
opportunity for the strategy is the subset of companies that pay dividends within the Small-Mid universe, under $15B in market cap.  This subset is approximately 175 companies large, while the Index has 400 companies in it.  Our universe does extend outside of the S&P 400 Index; the smallest companies in the portfolio and universe are not included in the S&P 400 Index but can be found in the S&P 600, S&P Completion, or Russell 2500 Index.  Approximately 30% of the Fund holdings are outside the S&P 400 Index.  Due to our dividend constraints we do not spend meaningful time watching or analyzing companies in the Index outside of our constraints.  By only purchasing companies that pay dividends there will be continual behavioral divergence from the Index, particularly quarter-to-quarter.  Fortunately, our sector neutrality dampens volatility from the Index returns over longer time frames while capturing alpha from the dividend, growth, value, quality, and momentum factors we use for selection.

The Fund performed roughly in-line with the Index over the trailing six-month period, coinciding with the market rebound.  We attribute the performance to our momentum bias.  In past recessions companies with strong balance sheets and cash-flows declined less than their more speculative peers, which was not the case during the sell-off in February and March.  When the market declined quality factors such as balance sheet strength and free-cash flow were not predictive of risk mitigation.  The market preferenced more speculative companies in the technology sector, primarily software companies.  As the market rebounded, companies in the oil and gas, industrial, and financial industries lagged behind.  “Value” stocks, companies generally described has having lower price-to-earnings ratios relative to the Index, have woefully underperformed in general.  We were saved by the fact that we are not a pure “Value” manager.  We select for revenue and earnings growth in addition to low valuations and positive stock price momentum.  This combination of factors’ selection allowed us to outperform the Index year-to-date, in a market which has been held up by the “Growth” companies (those with the highest relative price-to-earnings and price-to-book ratios).  Software and biotech have been strong performers in the Index over the period.  Unfortunately, we do not have much exposure to those industries as the companies in those industries do not typically pay dividends.  We do not intend on altering our strategy.  We still believe it will outperform over time.

Economic Review & Outlook

2020 has been a fascinating and heartbreaking year by many measures.  A pandemic, recession, bear-market, unprecedented fiscal and monetary stimulus, and a shocking market recovery.  The lockdowns and subsequent layoffs took the market by surprise, triggering a massive sell-off in all risk assets.  The stock market declined at an unprecedented pace.  Equally surprising was the effectiveness of a combined monetary and fiscal policy.  We expect Q3 U.S. GDP (Gross Domestic Product) growth to be the highest in history, after registering the worst ever

AASGARD SMALL & MID-CAP FUND
recorded in Q2.  As it stands today the market has regained much of the losses incurred earlier in the year.  As discussed in the prior section the makeup of returns has been wholly unique relative to past recessions.  The best defense has ironically been to hold the most speculative stocks.  We are unsure as to how durable this character of market behavior is.  Our best guess is that the favoring of growth names over value names will be transitory and that long-term returns will revert to their historical averages.  If the behavior does shift back to historical norms the change will be accretive to the Fund’s strategy.

While the business shutdowns and fear of the virus were obvious detractors from economic growth, monetary and fiscal stimulus have mitigated some of the expected damage.  The Federal Reserve has reduced the overnight Fed Funds rate to zero and initiated quantitative easing.  The result was an infusion of roughly $3+ Trillion into the credit markets.  We expect further quantitative easing and ongoing purchases of treasuries, mortgages, and corporate bonds if the economic recovery falters.  This massive infusion has had the impact of lowering interest rates, reducing bankruptcy risk, and elevating valuations in the equity market.  Further, the Federal government has initiated multiple rounds of fiscal stimulus which includes direct payments to consumers, direct aid to states, and emergency loans to businesses.  The combination of stimulus is unprecedented, even as the economic impact is unprecedented.  We expect the quick and massive response to mitigate some of the dislocation.

The course of the economic recovery will depend on multiple variables: the development of disease treatments, progress in vaccines, effectiveness of monetary and fiscal stimulus, magnitude of business and personal bankruptcies, and the return of employment growth and consumer confidence.  The national election in November may also impact the economy.  A contested election may reduce investor and consumer confidence at a critical time.  We are seeing a second wave of COVID infections and may see further lockdowns in winter, as vaccine candidates are not likely to be broadly available until next summer.  Our current baseline forecast is for economic weakness in Q4 2020 based upon a return of COVID infections, new targeted lockdowns, election uncertainty, and the realization of economic pain as stimulus and unemployment insurance transfer payments ebb.  We are more bullish for the economy and markets in 2021.  Despite the lockdowns and economic damage, capital formation is still possible.  The capital markets are flush with money and ready to fund new business.  New products, companies, and even industries are possible coming out of 2020.

We have spent considerable time evaluating the recession’s impact to the businesses within the portfolio.  We built this portfolio with recession durability as a key factor in stock selection.  The businesses in the portfolio have robust balance sheets and ample cash flow.  When selecting companies, we actively select for those that can expand market share in a recession and companies that can take advantage of the financial

AASGARD SMALL & MID-CAP FUND
distress of competitors.  As the recession deepens, we anticipate waves of defaults and bankruptcy, primarily in the retail, oil and gas, travel, and real estate industries.  It is our opinion that the companies in the portfolio are better insulated from the expected declines in business activity, consumer spending and potential debt defaults, over their peers.  This is the portfolio that we have wanted for the current conditions and we are very fortunate to have such a strong stable of companies.

Sincerely,

James Walsh, CFA
Portfolio Manager

Past performance is no guarantee of future results.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Current and future holdings are subject to risk.  Please see the Schedule of Investments in this report for complete Fund holdings.

The information provided herein represents the opinion of Coldstream Wealth Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Market cap—or market capitalization—refers to the total value of all a company’s shares of stock. It is calculated by multiplying the price of a stock by its total number of outstanding shares.

Cash flow is the net amount of cash and cash equivalents moving into and out of a business.

The price-to-earnings ratio (P/E ratio) is the ratio for valuing a company that measures its current share price relative to its per-share earnings (EPS).

The price-to-book ratio (P/B ratio) is calculated by dividing the company’s stock price per share by its book value per share (BVPS). An asset’s book value is equal to its carrying value on the balance sheet, and companies calculate it by netting the asset against its accumulated depreciation.

The S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies.  The index, which is distinct from the large-cap S&P 500®, measures the performance of mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment.

The S&P SmallCap 600 Index (S&P 600) is a stock market index established by Standard & Poor’s. It covers roughly the small-cap range of American stocks, using a capitalization-weighted index. To be included in the index, a stock must have a total market capitalization that ranges from $600 million to $2.4 billion at the time of addition to the index.

AASGARD SMALL & MID-CAP FUND
S&P Completion Index comprises all members of the S&P TMI (Total Market Index) Index except for the current constituents of the S&P 500®. The index covers approximately 3000 constituents, offering investors broad exposure to mid, small, and micro cap companies.

The Russell 2500 is a market-cap-weighted index that includes the smallest 2,500 companies covered in the Russell 3000 universe of United States-based listed equities.

You cannot directly invest in an index.

Earnings growth is not a measure of the Fund’s future performance.

Mutual Fund investing involves risk, loss of principal is possible.  Losing all or a portion of your investment is a risk of investing in the Fund.  Investments in small- and mid-cap companies involve additional risk such as limited liquidity and greater volatility than larger companies.  Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs.

Diversification does not assure a profit nor protect against loss in a declining market.

The information contained in this report is authorized for use when preceded or accompanied by a prospectus.

The Fund is distributed by Quasar Distributors, LLC.

AASGARD SMALL & MID-CAP FUND
EXPENSE EXAMPLE at September 30, 2020 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. The Aasgard Small & Mid-Cap Fund is a no-load mutual fund and has no shareholder transaction expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/20 – 9/30/20).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in the first line of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees.

AASGARD SMALL & MID-CAP FUND
EXPENSE EXAMPLE at September 30, 2020 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	4/1/20	9/30/20	4/1/20 – 9/30/20
Actual	$1,000.00	$1,294.60	$5.75
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.05	$5.06

*
Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

AASGARD SMALL & MID-CAP FUND
INDUSTRY ALLOCATION OF PORTFOLIO ASSETS at September 30, 2020 (Unaudited)

1.2%
1.8%
4.1%
4.1%
11.0%
6.9%
15.2%
3.4%
2.6%
7.9%
4.5%
1.9%
4.2%
3.9%
4.3%
4.5%
2.1%
1.9%
14.5%
Accommodation and Food Services – 1.8%
Administrative Support, Waste Management – 4.1%
Chemical Manufacturing – 4.1%
Computer and Electronic Product Manufacturing – 15.2%
Construction – 2.6%
Finance and Insurance – 14.5%
Food Manufacturing – 1.9%
Health Care and Social Assistance – 2.1%
Information – 4.5%
Machinery Manufacturing – 4.3%
Miscellaneous Manufacturing – 3.9%
Professional, Scientific, and Technical Services – 4.2%
Real Estate and Rental and Leasing – 1.9%
Retail Trade – 4.5%
Transportation and Warehousing – 7.9%
Utilities – 3.4%
Wholesale Trade – 6.9%
REITS – 11.0%
Money Market Fund – 1.2%

Percentages represent market value as a percentage of total investments.

AASGARD SMALL & MID-CAP FUND
SCHEDULE OF INVESTMENTS at September 30, 2020 (Unaudited)

Shares	COMMON STOCKS – 87.66%	Value
	Administrative and Support Services – 4.06%
10,045	Broadridge Financial Solutions, Inc.	$1,325,940
6,350	Scotts Miracle-Gro Co.	970,978
		2,296,918
	Air Transportation – 1.71%
25,835	Southwest Airlines Co.	968,813

	Ambulatory Health Care Services – 2.12%
10,460	Quest Diagnostics, Inc.	1,197,565

	Chemical Manufacturing – 4.09%
4,440	Clorox Co.	933,155
16,725	RPM International, Inc.	1,385,499
		2,318,654
	Computer and Electronic
	Product Manufacturing – 15.20%
13,620	Agilent Technologies, Inc.	1,374,803
12,100	Amphenol Corp.	1,310,067
23,030	FLIR Systems, Inc.	825,625
19,625	Maxim Integrated Products, Inc.	1,326,846
12,430	Microchip Technology, Inc.	1,277,307
16,565	Teradyne, Inc.	1,316,255
11,305	Xilinx, Inc.	1,178,433
		8,609,336
	Construction of Buildings – 2.58%
19,300	D.R. Horton, Inc.	1,459,659

	Credit Intermediation and Related Activities – 3.71%
18,978	Commerce Bancshares, Inc.	1,068,271
89,560	Regions Financial Corp.	1,032,627
		2,100,898
	Data Processing, Hosting, and Related Services – 2.39%
4,045	FactSet Research Systems, Inc.	1,354,590

	Electronics and Appliance Stores – 2.06%
10,500	Best Buy Co., Inc.	1,168,545

	Food Manufacturing – 1.89%
22,130	Campbell Soup Co.	1,070,428

	Food Services and Drinking Places – 1.80%
2,400	Domino’s Pizza, Inc.	1,020,672

	Funds, Trusts, and Other Financial Vehicles – 2.22%
13,280	Garmin Ltd.	1,259,741

The accompanying notes are an integral part of these financial statements.

AASGARD SMALL & MID-CAP FUND
SCHEDULE OF INVESTMENTS at September 30, 2020 (Unaudited), Continued

Shares	COMMON STOCKS – 87.66%, Continued	Value
	Furniture and Home Furnishings Stores – 2.44%
15,260	Williams-Sonoma, Inc.	$1,380,114

	Insurance Carriers and Related Activities – 5.26%
9,340	Arthur J. Gallagher & Co.	986,117
22,260	Brown & Brown, Inc.	1,007,710
11,735	RLI Corp.	982,572
		2,976,399
	Machinery Manufacturing – 4.27%
18,695	Graco, Inc.	1,146,938
6,980	IDEX Corp.	1,273,222
		2,420,160
	Merchant Wholesalers, Durable Goods – 4.45%
3,900	Pool Corp.	1,304,706
5,230	Watsco, Inc.	1,218,015
		2,522,721
	Merchant Wholesalers, Nondurable Goods – 2.39%
9,445	Tractor Supply Co.	1,353,846

	Miscellaneous Manufacturing – 3.89%
10,390	Hill-Rom Holdings, Inc.	867,669
7,575	STERIS plc	1,334,639
		2,202,308
	Pipeline Transportation – 1.46%
42,050	Williams Cos., Inc.	826,283

	Professional, Scientific, and Technical Services – 4.20%
15,185	Booz Allen Hamilton Holding Corp.	1,260,051
9,360	CDW Corp.	1,118,801
		2,378,852
	Rail Transportation – 2.28%
7,145	Kansas City Southern	1,292,030

	Rental and Leasing Services – 1.94%
18,390	McGrath RentCorp	1,095,860

	Securities, Commodity Contracts, and Other Financial
	Investments and Related Activities – 3.33%
17,355	Cohen & Steers, Inc.	967,368
7,490	Nasdaq, Inc.	919,098
		1,886,466

The accompanying notes are an integral part of these financial statements.

AASGARD SMALL & MID-CAP FUND
SCHEDULE OF INVESTMENTS at September 30, 2020 (Unaudited), Continued

Shares	COMMON STOCKS – 87.66%, Continued	Value
	Support Activities for Transportation – 2.39%
14,965	Expeditors International of Washington, Inc.	$1,354,632

	Telecommunications – 2.12%
7,005	ResMed, Inc.	1,200,867

	Utilities – 3.41%
18,085	Alliant Energy Corp.	934,090
10,445	Atmos Energy Corp.	998,438
		1,932,528
	TOTAL COMMON STOCKS (Cost $38,235,105)	49,648,885

	REITS – 11.03%
10,935	Camden Property Trust	972,997
7,320	CoreSite Realty Corp.	870,201
33,520	Duke Realty Corp.	1,236,888
11,485	Extra Space Storage, Inc.	1,228,780
61,721	Medical Properties Trust, Inc.	1,088,141
13,025	W.P. Carey, Inc.	848,709
	TOTAL REITS (Cost $5,599,561)	6,245,716

	MONEY MARKET FUND – 1.22%
688,247	Fidelity Investments Money Market Funds –
	Government Portfolio – Class I, 0.01% (a)	688,247
	TOTAL MONEY MARKET FUND (Cost $688,247)	688,247
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $44,522,913) – 99.91%	56,582,848
	Other Assets in Excess of Liabilities – 0.09%	52,420
	NET ASSETS – 100.00%	$56,635,268

REIT –	Real Estate Investment Trust
(a)	Rate shown is the 7-day annualized yield as of September 30, 2020.

The accompanying notes are an integral part of these financial statements.

AASGARD SMALL & MID-CAP FUND
STATEMENT OF ASSETS AND LIABILITIES at September 30, 2020 (Unaudited)

ASSETS
Investments in securities, at value
(identified cost $44,522,913)	$56,582,848
Receivables:
Fund shares sold	35,000
Dividends and interest	77,089
Dividend tax reclaim	341
Prepaid expenses	12,605
Total assets	56,707,883

LIABILITIES
Payables:
Advisory fees	28,330
Administration and fund accounting fees	14,370
Audit fees	10,529
Transfer agent fees and expenses	4,885
Shareholder reporting	4,680
Chief Compliance Officer fee	2,415
Legal fees	1,881
Custody fees	1,742
Trustee fees and expenses	461
Accrued other expenses	3,322
Total liabilities	72,615

NET ASSETS	$56,635,268

CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$56,635,268
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	4,410,714
Net asset value, offering and redemption price per share	$12.84

COMPOSITION OF NET ASSETS
Paid-in capital	$50,072,406
Total distributable earnings	6,562,862
Net assets	$56,635,268

The accompanying notes are an integral part of these financial statements.

AASGARD SMALL & MID-CAP FUND
STATEMENT OF OPERATIONS For the Six Months Ended September 30, 2020 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld of $2,866)	$677,562
Interest	176
Total income	677,738
Expenses
Advisory fees (Note 4)	226,801
Administration and fund accounting fees (Note 4)	44,037
Transfer agent fees and expenses (Note 4)	14,000
Registration fees	12,229
Audit fees	10,529
Chief Compliance Officer fee (Note 4)	7,636
Trustee fees and expenses	6,683
Legal fees	5,026
Reports to shareholders	4,055
Custody fees (Note 4)	3,638
Miscellaneous expenses	2,816
Insurance expense	1,148
Total expenses	338,598
Less: advisory fee waiver (Note 4)	(71,773)
Net expenses	266,825
Net investment income	410,913

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments	(5,835,436)
Net change in unrealized appreciation/depreciation
on investments	18,306,989
Net realized and unrealized gain on investments	12,471,553
Net Increase in Net Assets
Resulting from Operations	$12,882,466

The accompanying notes are an integral part of these financial statements.

AASGARD SMALL & MID-CAP FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	September 30, 2020	Year Ended
	(Unaudited)	March 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$410,913	$553,309
Net realized gain/(loss) on investments	(5,835,436)	946,321
Net change in unrealized appreciation/
(depreciation) on investments	18,306,989	(13,134,999)
Net increase/(decrease) in net assets
resulting from operations	12,882,466	(11,635,369)

DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions
to shareholders	(397,720)	(611,296)
Total distributions to shareholders	(397,720)	(611,296)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	446,473	905,035
Total increase/(decrease)
in net assets	12,931,219	(11,341,630)

NET ASSETS
Beginning of period	43,704,049	55,045,679
End of period	$56,635,268	$43,704,049

(a)	A summary of share transactions is as follows:

	Six Months Ended
	September 30, 2020		Year Ended
	(Unaudited)		March 31, 2020
Shares sold	307,540	$3,732,180	533,680	$6,719,430
Shares issued
on reinvestments
of distributions	32,230	397,720	51,153	611,296
Shares redeemed	(303,545)	(3,683,427)	(503,731)	(6,425,691)
Net increase	36,225	$446,473	81,102	$905,035

The accompanying notes are an integral part of these financial statements.

AASGARD SMALL & MID-CAP FUND
FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	For the
	Six Months
	Ended
	September 30,
	2020		Year Ended March 31,
	(Unaudited)		2020	2019	2018	2017*
Net asset value,
beginning of period	$9.99		$12.82	$12.66	$11.67	$10.00
Income from
investment operations:
Net investment income	0.09		0.13	0.12	0.14	0.20
Net realized and unrealized
gain/(loss) on investments	2.85		(2.82)	0.44	1.32	1.66
Total from
investment operations	2.94		(2.69)	0.56	1.46	1.86

Less distributions:
From net
investment income	(0.09)		(0.13)	(0.12)	(0.14)	(0.19)
From net realized gain
on investments	—		(0.01)	(0.28)	(0.33)	—
Total distributions	(0.09)		(0.14)	(0.40)	(0.47)	(0.19)
Net asset value, end of period	$12.84		$9.99	$12.82	$12.66	$11.67

Total return	29.46	%‡	-21.14%	4.69%	12.54%	18.79%

Ratios/supplemental data:
Net assets, end of
period (thousands)	$56,635		$43,704	$55,046	$37,384	$29,354

Ratio of expenses to
average net assets:
Before advisory fee waiver
and expense recoupment	1.27	%†	1.24%	1.24%	1.42%	1.54%
After advisory fee waiver
and expense recoupment	1.00	%†	1.08%	1.25%	1.25%	1.25%
Ratio of net investment income
to average net assets:
Before advisory fee waiver
and expense recoupment	1.27	%†	0.83%	0.95%	0.93%	1.67%
After advisory fee waiver
and expense recoupment	1.54	%†	0.99%	0.94%	1.10%	1.96%
Portfolio turnover rate	33.51	%‡	46.85%	63.38%	53.19%	41.73%

*	Commencement of operations on April 1, 2016.
†	Annualized.
‡	Not annualized.

The accompanying notes are an integral part of these financial statements.

AASGARD SMALL & MID-CAP FUND
NOTES TO FINANCIAL STATEMENTS at September 30, 2020 (Unaudited)

NOTE 1 – ORGANIZATION

The Aasgard Small & Mid-Cap Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The investment objective of the Fund is to seek a combination of dividend income and capital appreciation, with a secondary focus on lower than market volatility. The Fund commenced operations on April 1, 2016.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Fund’s prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund identifies their major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a first-in, first-out basis.  Interest income is recorded on an accrual basis. Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date.

AASGARD SMALL & MID-CAP FUND
NOTES TO FINANCIAL STATEMENTS at September 30, 2020 (Unaudited), Continued

The Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees. Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, quarterly and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
REITs: The Fund may invest in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

G.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of September 30, 2020, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

AASGARD SMALL & MID-CAP FUND
NOTES TO FINANCIAL STATEMENTS at September 30, 2020 (Unaudited), Continued

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks, real estate investment trusts, and closed-end funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.

AASGARD SMALL & MID-CAP FUND
NOTES TO FINANCIAL STATEMENTS at September 30, 2020 (Unaudited), Continued

Investment Companies: Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in Level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Fund’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”). The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

AASGARD SMALL & MID-CAP FUND
NOTES TO FINANCIAL STATEMENTS at September 30, 2020 (Unaudited), Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of September 30, 2020:

Common Stocks	Level 1	Level 2	Level 3	Total
Accommodation and Food Services	$1,020,672	$—	$—	$1,020,672
Administrative Support,
Waste Management	2,296,918	—	—	2,296,918
Construction	1,459,659	—	—	1,459,659
Finance and Insurance	8,223,504	—	—	8,223,504
Health Care and Social Assistance	1,197,565	—	—	1,197,565
Information	2,555,457	—	—	2,555,457
Manufacturing	16,620,887	—	—	16,620,887
Professional, Scientific,
and Technical Services	2,378,852	—	—	2,378,852
Real Estate and Rental and Leasing	1,095,860	—	—	1,095,860
Retail Trade	2,548,659	—	—	2,548,659
Transportation and Warehousing	4,441,757	—	—	4,441,757
Utilities	1,932,528	—	—	1,932,528
Wholesale Trade	3,876,567	—	—	3,876,567
Total Common Stocks	49,648,885	—	—	49,648,885
REITs	6,245,716	—	—	6,245,716
Money Market Fund	688,247	—	—	688,247
Total Investments in Securities	$56,582,848	$—	$—	$56,582,848

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. The Fund has adopted all applicable provisions of ASU 2018-13.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The

AASGARD SMALL & MID-CAP FUND
NOTES TO FINANCIAL STATEMENTS at September 30, 2020 (Unaudited), Continued

operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with Coldstream Capital Management, Inc. (the “Advisor”) pursuant to which the Advisor is responsible for providing investment management services to the Fund.  The Advisor furnishes all investment advice, office space and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly.  The Fund pays fees calculated at an annual rate of 0.85% based upon the average daily net assets of the Fund.  For the six months ended September 30, 2020, the advisory fees incurred by the Fund are disclosed in the statement of operations.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to waive a portion or all of its management fees and pay Fund expenses in order to ensure that the total annual operating expenses (excluding acquired fund fees and expenses, interest expense, taxes and extraordinary expenses) do not exceed 1.00% of the Fund’s average daily net assets. The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the six months ended September 30, 2020, the Advisor reduced its fees and absorbed Fund expenses in the amount of $71,773. The expense limitation will remain in effect through at least July 29, 2021 and may be terminated only by the Trust’s Board of Trustees. The Advisor may recapture portions of the amounts shown below no later than the corresponding dates:

Expiration	Amount
March 2021	$27,190
March 2023	94,222
September 2023	71,773
$193,185

AASGARD SMALL & MID-CAP FUND
NOTES TO FINANCIAL STATEMENTS at September 30, 2020 (Unaudited), Continued

Fund Services serves as the Fund’s administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund. The Custodian is an affiliate of Fund Services. Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees. The officers of the Trust, including the Chief Compliance Officer, are employees of Fund Services. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the six months ended September 30, 2020 are disclosed in the statement of operations.

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board of Trustees of the Fund has approved a new distribution agreement to enable Quasar to continue serving as the Fund’s Distributor.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended September 30, 2020, the cost of purchases and the proceeds from sales of securities (excluding short-term securities) were $17,788,810 and $17,558,200, respectively.

NOTE 6 – LINE OF CREDIT

The Fund has an unsecured line of credit in the amount of $3,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the six months ended September 30, 2020, the Fund did not draw on its line of credit.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The distributions paid by the Fund during the six months ended September 30, 2020 and the year ended March 31, 2020, were characterized as follows:

	September 30, 2020	March 31, 2020
Ordinary income	$397,720	$562,582
Long-term capital gains	$—	$48,714

AASGARD SMALL & MID-CAP FUND
NOTES TO FINANCIAL STATEMENTS at September 30, 2020 (Unaudited), Continued

As of March 31, 2020, the most recently completed fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$50,229,649
Gross tax unrealized appreciation	3,189,699
Gross tax unrealized depreciation	(9,436,753)
Net tax unrealized depreciation	(6,247,054)
Undistributed ordinary income	—
Undistributed long-term capital gain	325,170
Total distributable earnings	325,170
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$(5,921,884)

NOTE 8 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
Small- and Medium-Sized Companies Risk – Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.

•
Market and Regulatory Risk – Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that

AASGARD SMALL & MID-CAP FUND
NOTES TO FINANCIAL STATEMENTS at September 30, 2020 (Unaudited), Continued

are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

•
Equity Securities Risk – The price of equity securities may rise or fall because of economic or political changes, or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.

•
Investment Style Risk – The Fund’s investments in dividend-paying common stocks may cause the Fund to underperform funds that do not limit their investments to dividend-paying common stocks during periods when dividend-paying stocks underperform other types of stocks. In addition, if stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be affected.

•	Growth Stock Risk – Over time, a growth oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.

•	Management Risk – If the Advisor’s investment strategies do not produce the expected results, the value of the Fund may decrease.

•
Real Estate Investment Trust (REIT) Risk – Investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs have their own expenses, and the Fund will bear a proportionate share of those expenses. In addition, the value of an individual REIT’s securities can decline if the REIT fails to continue qualifying for special tax treatment.

AASGARD SMALL & MID-CAP FUND
NOTES TO FINANCIAL STATEMENTS at September 30, 2020 (Unaudited), Continued

NOTE 9 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2020, National Financial Services LLC and Charles Schwab & Co., Inc., for the benefit of their customers, owned 47.14% and 38.14%, respectively, of the outstanding shares of the Fund.

AASGARD SMALL & MID-CAP FUND
NOTICE TO SHAREHOLDERS at September 30, 2020 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (877) 476-1909 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 476-1909.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov. Information included in the Fund’s Form N-PORT is also available by calling (877) 476-1909.

AASGARD SMALL & MID-CAP FUND
HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (877) 476-1909 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Advisor
Coldstream Capital Management, Inc.
One – 100th Avenue NE, Suite 102
Bellevue, Washington  98004

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania  19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, New York  10019

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin  53202
(877) 476-1909

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin  53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call (877) 476-1909. Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date   12/7/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date   12/7/20

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal
Financial Officer

Date   12/7/20

* Print the name and title of each signing officer under his or her signature.